UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2005

Golden Telecom, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27423	51-0391303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Rep. Office Golden TeleService, Inc., 1 Kozhevnichesky Proezd, Moscow, Russia,		115114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011-7-501) 797-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2005, Golden Telecom, Inc. (the "Company" or "GTI") granted stock appreciation rights ("SARs") with respect to 30,000 shares of GTI common stock to Derek Bloom, Senior-Vice President, General Counsel and Corporate Secretary and with respect to 10,000 shares of GTI common stock to Michael Wilson, Vice President, Corporate Controller and Principal Accounting Officer. The SARs were granted pursuant to the Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan at a share price which shall be the lower of: (i) the average between the high and low sales price per share of GTI common stock on the grant date, or in case no such sale takes place on grant date, the last date on which a sale occurred, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the NASDAQ National Market; or (ii) the average closing sales price per share of GTI common stock for the fourteen trading days immediately preceding such date, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the NASDAQ National Market ("Granting Share Price"), which was $26.808 ("Granting Share Price"). Seventy-five percent of the SAR grant shall be subject to time vesting, one-third of which shall be and become vested and nonforfeitable on each of the first three anniversary dates from December 12, 2005, provided Mr. Bloom and Mr. Wilson remain continuously employed by GTI or one of its subsidiaries or business units until each such relevant date. The Granting Share Price shall increase by five percent on each anniversary date after December 12, 2005 in association with the SARs that shall be and become vested and nonforfeitable on each such anniversary date. Twenty-five percent of the SARs granted are subject to performance vesting upon the Company’s common stock achieving a closing trading price of at least $50.00 per share for thirty consecutive days as determined in the sole discretion of the Company. If the Company’s Common Stock does not achieve a closing trading price of at least $50.00 per share for thirty consecutive days within three years of the date of grant, such portion of the SARs shall expire by its terms and shall not be exercisable.

The Amended Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan is incorporated herein by reference to Exhibit 10.1 contained in this Current Report on Form 8-K. The Amended Form of the Award Agreement under the Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan is incorporated herein by reference to Exhibit 10.2 contained in this Current Report on Form 8-K.

On December 16, 2005, Brian A. Rich resigned from the position of Senior Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Rich will continue to be an employee of the Company and to serve as Special Advisor to the Chief Executive Officer of the Company for the period from December 16, 2005 to February 17, 2006 (the "Separation Date").

On December 16, 2005, the Company and Mr. Rich entered into a Separation Agreement and Mutual Release (the "Agreement"). A copy of the Agreement is filed herewith as Exhibit 10.3 and incorporated herein by reference. Pursuant to the Agreement, Mr. Rich is entitled to (i) base salary payments through the Separation Date; (ii) employee benefits through the Separation Date; (iii) an incentive bonus for fiscal year 2005 under the Company’s Incentive Bonus Plan for Senior Management in the amount of $105,000; (iv) a separation payment in the amount of $423,000 in lieu of salary and bonus for fiscal year 2006; (v) an additional payment of $100,000 in lieu of shares of restricted stock that may have vested during 2006; (vi) a payment of $26,500 representing the value of Mr. Rich's unused vacation during Mr. Rich’s employment with the Company; (vii) reimbursement for the cost of continuing the Company’s medical, dental, and health insurance coverage for the twelve-month period following the Separation Date; (viii) relocation expenses of $25,000 and reimbursement of the cost of one way business class ticket for the Mr. Rich and Mr. Rich's spouse; (ix) use of a company car until June 15, 2006; (x) reasonable use of DSL services and a mobile phone until June 15, 2006; (xi) reimbursement of the premium for life insurance coverage in the amount of $1,000,000 coverage from the Separation Date until June 15, 2005; and (xii) continuing personal property insurance coverage in Moscow, Russia until June 15, 2006 in the amounts and on the terms as currently provided by the Company; provided that the benefits under clauses (vii) and (xii) shall cease upon such earlier date upon which Mr. Rich receives comparable benefits or coverage from a subsequent employer. The terms of the Agreement further provide that Mr. Rich will serve as Special Advisor to the Chief Executive Officer of the Company until the Separation Date, for a mutual release relating to any actions against the Company regarding Mr. Rich’s employment, and customary provisions related to non-solicitation and confidentiality.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2005 the Board of Directors of the GTI approved amendments to the Company’s By-laws to define the responsibilities of the separate positions of the Chief Executive Officer and the President of the Company. The By-laws of the Company, as amended, are filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

3.1 Amendement and Restated By-laws of Golden Telecom, Inc.
10.1 Amended Golden Telecom, Inc. 2005 Stock Appreication Rights Plan.
10.2 Amended Form of Award Agreement under the Golden Telecom, Inc. 2005 Stock Appreication Rights Plan.
10.3 Separation Agreement by and between the Company and Brian A. Rich.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Telecom, Inc.

December 16, 2005	By:	/s/ Derek Bloom

Name: Derek Bloom
Title: Senior-Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-laws of Golden Telecom, Inc.
10.1	Amended Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan.
10.2	Amended Form of Award Agreement under the Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan.
10.3	Separation Agreement by and between the Company and Brian A. Rich.